SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-QSB

(Mark one)

|X|            Quarterly Report Under Section 13 or 15(d) of Securities Exchange Act of 1934:
                For period ending June 30, 2003

|_|             Transition Report Under section 13 or 15(d) of the Securities Exchange Act of 1934 for the
                 transition period from ______________ to _______________

Commission File Number 0-27143

EUROSOFT CORPORATION
(Exact name of registrant as specified in its charter)

Florida	22-3538310
(State of Incorporation)	(I.R.S. Employer Identification No.)

6767 West Tropicana Avenue, Suite 203, Las Vegas, Nevada 89103
(Address of Principal Executive Offices) (Zip Code)

(702) 682-3330
(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes |X|     No |_|

Indicate the number of shares outstanding of each of the issuer's classes of common stock at the latest practicable date.

As of June 30, 2003, the registrant had 50,000,000 shares of common stock, $.001 par value, issued and outstanding.

Transitional Small Business Disclosure Format (check one): Yes |_| No |X|


PART I.   FINANCIAL INFORMATION

ITEM 1:            FINANCIAL STATEMENTS

EUROSOFT CORPORATION
FINANCIAL STATEMENTS
JUNE 30, 2003 (CONSOLIDATED) AND
JUNE 30, 2002 (UNCONSOLIDATED)

TABLE OF CONTENTS

Page Number
INDEPENDENT ACCOUNTANT'S REPORT	1
FINANCIAL STATEMENT
Balance Sheets	2
Statements of Operations	3
Statement of Changes in Stockholders' Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6-7

David E. Coffey,                    6767 W. Tropicana Avenue, Suite 216, Las Vegas, NV 89103
_____________________________________________________________________________
Certified Public Accountant               Phone (702) 871-3979 FAX (702) 871-6769

INDEPENDENT ACCOUNTANT'S REPORT

To the Board of Directors and Stockholders
of Eurosoft Corporation
Palm Beach, Florida

I have audited the accompanying balance sheets of Eurosoft Corporation and subsidiaries as of June 30, 2003 (consolidated) and June 30, 2003 (unconsolidated) and the related statements of operations, cash flows, and changes in stockholders' equity for the periods then ended, as well as the cumulative period from September 30, 2000 (date of reorganization) to June 30, 2003.  These statements are the responsibility of Eurosoft Corporation's management.  My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards generally accepted in the USA.  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Eurosoft Corporation as of June 30, 2003 (consolidated) and June 30, 2002 (unconsolidated) and the results of operations, cash flows, and changes in stockholders' equity for the periods then ended, as well as the cumulative period from September 30, 2000, in conformity with accounting principles generally accepted in the USA.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has not generated revenues from post-reorganization operations which raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

David E. Coffey, C. P. A.
Las Vegas, Nevada
August 22, 2003

EUROSOFT CORPORATION
BALANCE SHEET
JUNE 30, 2003 (CONSOLIDATED) AND JUNE 30, 2002 (UNCONSOLIDATED)

	June 30, 2003 (Consolidated)	June 30, 2002 (Unconsolidated)
Assets
Cash	$ 102	$ 0
Goodwill	47,658	0
Total Assets	$ 47,760 =========	$ 0 =========
LIABILITIES AND STOCHHOLDERS' EQUITY
Accounts payable	$ 51,800	$ 0
Total liabilities	51,800	0
Stockholders' Equity:
Common stock, authorized 50,000,000 shares at $.0001 par value, issued and outstanding 50,000,000 shares and 496,193 shares, respectively, after giving effect to a 1:100 reverse stock split effective, March 19, 2003	5,000	4,962
Preferred stock, authorized 10,000,000 shares at $.0001 par value, none issued and outstanding	0	0
Additional paid-in capital	13,248,858	13,243,936
Deficit accumulated	(13,257,898)	(13,248,898)
Total Stockholders' Equity	(4,040)	0
Total Liabilities and Stockholders' Equity	$ 47,760 =========	$ 0 =========

The accompanying notes are an integral part of
these financial statements.

EUROSFT CORPORATION
STATEMENTS OF OPERATIONS

	Six Months Ending June 30,
	2003 (Consolidated)	2002 (Unconsolidated)	Deficit accumulated from reorganization, September 30, 2000
Deficit as of reorganization, September 30, 2000	$ 0	$ 0	$ (13,248,898)

Income	0	0	9,000
Professional fees	9,000	0	9,000
Total expenses	9,000	0	(13,257,898) ============
Net loss	(9,000)	0
Retained earnings, beginning of period	(13,248,898)	(13,248,898)
Deficit accumulated	$ (13,257,898) ==========	$ (13,248,898) ===========
Earnings (loss) per share, assuming dilution, after giving effect to a 1:100 reverse stock split effective March 19, 2003:
Net loss	$ 0.00 ==========	$ 0.00 ==========	(1.34) ============
Weighted average shares outstanding	33,499,078 ==========	49,619,320 ==========	9,925,589 ============

The accompanying notes are an integral part of
these financial statements.

EUROSOFT CORPORATION
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
FROM REORGANIZATION SEPTEMBER 30, 2000 TO JUNE 30, 2003

	Common Stock		Additional Paid-in Capital ------------	Deficit accumulated ---------------	Total ----------
	Shares ------------	Amount ------------
Post-reorganization balance September 30, 2000	49,619,320	$4,962	$13,243,936	$(13,248,898)	$0
Less net loss	0 -------------	0 -----------	0 -------------	0 ---------------	0 -----------
Balance, December 31, 2000	49,619,320	4,962	13,243,936	(13,248,898)	0
Less net loss	0 -------------	0 -----------	0 -------------	0 ---------------	0 ----------
Balance, December 31, 2001	49,619,320	4,962	13,243,936	(13,248,898)	0
Less net loss	0 ------------	0 -----------	0 -------------	0 ---------------	0 ----------
Balance, December 31, 2002	49,619,320	4,962	13,243,936	(13,248,898	0
Issuance of 104,000 shares in exchange for all outstanding shares of Bing Research Corp., January 10, 2003	104,000	10	0	0	10
Reverse stock split, 1 share for 100 shares, March 19, 2003	(49,226,057)	(4,922)	4,922	0	0
Issuance of 49,502,737 shares in exchange for all outstanding shares of E-Quest Express Corp., March 19, 2003	49,502,737	4,950	0	0	4,950
Less consolidated loss	0	0	0	(9,000)	(9,000)
Balance, June 30, 2003	50,000,000 ========	$5,000 ========	$13,248,858 =========	$(13,257,898) =========	$(4,040) ========

 The accompanying notes are an integral part of
these financial statements

EUROSOFT CORPORATION
STATEMENT OF CASH FLOWS
PERIOD FROM SEPTEMBER 30, 2000, TO JUNE 30, 2003

	Six Months Ending June 30,
	2003 (Consolidated)	2002 (Unconsolidated)	From reorganization, September 30, 2000 to June 30, 2003 (Unconsolidated)
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
Net loss	$ (9,000)	$ 0	$ (9,000)
Adjustments to reconcile net loss to cash used by operating activity:
Accounts payable activity	9,000	0	9,000
NET CASH PROVIDED BY OPERATING ACTIVITIES	0	0	0
CASH FLOWS FROM INVESTING ACTIVITIES:	0	0	0
NET CASH PROVIDED BY INVESTING ACTIVITIES	0	0	0
CASH FLOWS FROM FINANCING ACTIVITIES:	0	0	0
NET CASH PROVIDED BY FINANCING ACTIVITIES	0	0	0
NET INCREASE (DECREASE) IN CASH	0	0	$ 0 ===========
CASH AT BEGINNING OF PERIOD	0	0
CASH AT END OF PERIOD	$ 0 ==========	$ 0 ==========
SUPPLEMENTAL INFORMATION:
Accounts payable of parent			$ 9,000
Accounts payable of wholly-owned subsidiaries			42,800
Consolidated accounts payable			$ 51,800 ==========
Goodwill prior to 2003 losses in subsidiaries			$ 39,055
Losses in subsidiaries Jan. 1, 2003 to June 30, 2003			8,603
Goodwill as of June 30, 2003			$ 47,658 ==========

The accompanying notes are an integral part of
these financial statements.

EUROSOFT CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (CONSOLIDATED) AND JUNE 30, 2002 (UNCONSOLIDATED)

NOTE A         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company was incorporated on September 18, 1997, under the laws of the State of Florida under the name of "Strategic Information Management Incorporated."  The Company changed its name to "Eurosoft Corporation" on June 11, 1998.  The business purpose of the Company after the name change was to specialize in computer software consulting, training and Y2K repair.  The Company was not financially successful implementing this business plan and liquidated its assets and liabilities subsequent to September 30, 2000.

The Company will adopt accounting policies and procedures based upon the nature of future transactions.  The Company has no operating activities at this time.

Principles of consolidation

The consolidated financial statement include the accounts of Eurosoft Corporation and its wholly-owned subsidiaries, Bing Research Corp. and E-Quest Express Corp.  All material intercompany transactions have been eliminated.

NOTE B         REORGANIZATION OF THE COMPANY

After September of 2000, the Company liquidated its assets and liabilities which resulted in a net loss of $56,365, increasing the accumulated deficit to $13,248,898.  In connection with the liquidation of its liabilities the Company issued an additional 25,000,000 shares of common stock.

NOTE C         ISSUANCE OF COMMON STOCK AND REVERSE STOCK SPLIT

As of September 30, 2000, the Company had issued and outstanding 24,619,320 shares of common stock and issued an additional 25,000,000 shares in connection with the liquidation of the liabilities.

On January 10, 2003, the Company issued 104,000 shares of its common stock in exchange for all the outstanding shares of Bing Research Corp.

On March 19, 2003, the Board of Directors and Shareholders approved a reverse stock split.  The Company split the presently issued shares of common stock of the Company by the issuance of one (1) share for each one hundred (100) shares currently issued.  There were 49,723,320 shares of common stock issued before the 1 to 100 reverse stock split and 497,263 shares of common stock issued after the reverse stock split and the rounding up of 30 shares for fractional shares.

EUROSOFT CORPORATION
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2003 (CONSOLIDATED) AND JUNE 30, 2002 (UNCONSOLIDATED)
(Continued)

NOTE C         ISSUANCE OF COMMON STOCK AND REVERSE STOCK SPLIT (Continued)

On March 19, 2003, following the 1:100 reverse stock split, the Company issued 49,502,737 shares of its common stock in exchange for all the outstanding shares of E-Quest Express Corp.

NOTE D         EARNINGS (LOSS) PER SHARE

Basic EPS is determined using net income divided by the weighted average shares outstanding during the period.  Diluted EPS is computed by dividing net income by the weighted average shares outstanding, assuming all dilutive potential common shares were issued.  Since the Company has no common shares that are potentially issuable, such as stock options, convertible securities, or warrants, basic and diluted EPS are the same.

NOTE E          ACQUISITION OF SUBSIDIARIES

On January 10, 2003, the Board of Directors of Eurosoft Corporation approved the issuance of 104,000 shares of its common stock to the shareholders of Bing Research Corp. in exchange for all of the outstanding shares of common stock in Bing Research Corp.  There were 1,741,753 shares of Bing Research Corp. outstanding at the time of this exchange.  After the exchange, Bing Research Corp. became a wholly-owned subsidiary of Eurosoft Corporation.

On March 19, 2003, the Board of Directors and Shareholders approved a merger agreement between the Company and E-Quest Express Corp., a Nevada corporation.  In accordance with terms of the merger agreement Eurosoft Corporation exchanged 49,502,737 shares of its common stock for 49,502,737 shares of E-Quest Express Corp. common stock.  After the exchange, E-Quest Express Corp. became a wholly-owned subsidiary of Eurosoft Corporation.

NOTE F          GOING CONCERN

The Company's financial statements are prepared using accounting principles generally accepted in the USA, applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  However, the Company has not generated any revenues from its planned principal operations from September 30, 2000, through June 30, 2003.  Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

ITEM 2:         MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Forward-Looking Statements

The discussion in this Report on Form 10-QSB contains forward-looking statements that have been made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current expectations, estimates and projections about the Company's business, based on management's current beliefs and assumptions made by management. Words such as "expects", "anticipates", "intends", "believes", "plans", "seeks", "estimates" and similar expressions or variations of these words are intended to identify such forward-looking statements. Additionally, statements that refer to the Company's estimated or anticipated future results, sales or marketing strategies, new product development or performance or other non-historical facts are forward-looking and reflect the Company's current perspective based on existing information. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual results and outcomes may differ materially from what is expressed or forecasted in any such forward-looking statements.  Such risks and uncertainties include those set forth herein below under "Risk Factors That May Affect Future Results of Operations" as well as previous public filings with the Securities and Exchange Commission. The discussion of the Company's financial condition and results of operations should also be read in conjunction with the financial statements and related notes included in Item 1 of this quarterly report.  The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Results of Operations

The Company has had no operations during this quarter.

PART II. OTHER INFORMATION

Item 1.    Legal Proceedings.

None.

Item 2. Changes in Securities

None

Item 3. Default Upon Senior Securities

None.

Item 4. Submission of matters To a Vote of Security Holders

None

Item 5. Other Information.

None.

Item 6. Exhibits and Reports

None.

  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunder duly authorized.

EUROSOFT CORPORATION
Dated: August 27, 2003	By: /s/ Timothy Cammel Timothy Cammel, President

I, Timothy Cammel, certify that:

1.             I have reviewed this quarterly report on Form 10Q-SB of Eurosoft Corporation;

2.             Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.             Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.             The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

a)             designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)            evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

c)             presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.             The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or person performing the equivalent functions):

a)             all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial date and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)            any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.             The registrant's other certifying officers and I have indicated in this annual report whether or not there are significant changes in internal controls or other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Dated: August 27, 2003	By: /s/ Timothy Cammel Timothy Cammel, President

Statement of Chief Executive Officer Regarding
Facts and Circumstances Relating to Exchange Act Filings

I, Timothy Cammel, state and certify as follows:

The financial statements filed with the report on Form 10-QSB for the period ended June 30, 2003 fully comply with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operations of Eurosoft Corporation.

This Statement is submitted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Dated: August 27, 2003	By: /s/ Timothy Cammel Timothy Cammel, President